Commitments and Contingencies	6 Months Ended
Mar. 31, 2024
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies

19. COMMITMENTS AND CONTINGENCIES

The Company is defending an action brought by a distributor in France as a result of the termination of a business relationship. The plaintiff's claim amounts to €94.7 million. The Company has recognized a provision for management’s best estimate of probable outflow. On January 25, 2024, the commercial court of Nancy, France, delivered its ruling in favor of the Company. The plaintiff appealed against the decision of the commercial court of Nancy on March 14, 2024 and now has until June 14, 2024 to file their briefing and claim.